UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 8, 2023, Palomino Funding Trust I, a Delaware statutory trust (the “Trust”), priced the private offering (the “Offering”), previously announced by Vistra Corp. in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 6, 2023, of the Trust’s pre-capitalized trust securities redeemable May 17, 2028 (the “P-Caps”) for an initial purchase price of $450,000,000.

The Trust will initially invest the proceeds from the sale of the P-Caps in a portfolio of U.S. Treasury securities (“Treasuries”) or Treasuries and/or principal and interest strips of U.S. Treasury securities (together with the Treasuries and cash denominated in U.S. dollars, representing the “Eligible Assets”) and will enter into a facility agreement with Vistra Operations Company LLC, a Delaware limited liability company and indirect, wholly owned subsidiary of Vistra Corp. (“Vistra Operations”), under which Vistra Operations will pay a periodic fee to the Trust, and Vistra Operations will agree to issue 7.233% senior secured notes due 2028 to the Trust under certain circumstances. The Eligible Assets held by the Trust will be (1) delivered to one or more designated subsidiaries of Vistra Operations in order to allow such subsidiaries to use the Eligible Assets to meet certain posting obligations with counterparties, and/or (2) pledged as collateral support for a letter of credit program. Vistra Operations will not receive any proceeds directly from the offering of the P-Caps. The Offering is expected to close on June 15, 2023, subject to customary closing conditions.

This Current Report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities mentioned above and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any offer of the securities mentioned above will be made only by means of a private offering memorandum. The securities mentioned above have not been, and will not be, registered under the Securities Exchange Act of 1934, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and are being offered pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 144A thereunder and applicable securities laws of any state or other jurisdiction. Furthermore, the Trust is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) in reliance on Section 3(c)(7) of the Investment Company Act and related rules, which in general exclude from the definition of an investment company any issuer whose outstanding securities are beneficially owned only by “qualified purchasers” as defined under the Investment Company Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: June 9, 2023	/s/ William M. Quinn
	Name:	William M. Quinn
	Title:	Senior Vice President and Treasurer